Report of Independent Auditors


To the Board of Trustees of Brandes
Investment Trust

In planning and performing our
audit of the financial statements of
Brandes Institutional International
Equity Fund for the year ended
October 31, 2001, we considered its
internal control, including control
activities for safekeeping securities,
in order to determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, and not to provide assurance
on the internal control.

The management of Brandes
Institutional International Equity
Fund is responsible for establishing
and maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  Generally,
controls that are relevant to an audit
pertain to the entity's objective of
preparing financial statements for
external purposes that are fairly
presented in conformity with
accounting principles generally
accepted in the United States.
Those controls include the
safeguarding of assets against
unauthorized acquisition, use or
disposition.

Because of inherent limitations in
internal control, errors or fraud may
occur and not be detected. Also,
projection of any evaluation of
internal control to future periods is
subject to the risk that it may
become inadequate because of
changes in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material weakness
is a condition in which the design or
operation of one or more of the
specific internal control components
does not reduce to a relatively low
level the risk that errors or fraud in
amounts that would be material in
relation to the financial statements
being audited may occur and not be
detected within a timely period by
employees in the normal course of
performing their assigned functions.
However, we noted no matters
involving internal control and its
operation, including controls for
safekeeping securities, that we
consider to be material weaknesses
as defined above at October 31,
2001.

This report is intended solely for the
information and use of the board of
trustees and management of
Brandes Institutional International
Equity Fund and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than these
specified parties.


December 18, 2001